UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 8, 2020

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	PHIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2020, the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (the “Company”) amended the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), effective as of October 8, 2020. Section 2.1 of the existing Bylaws has been amended to provide that the number of directors of the Company shall not be less than two and not more than seven. The Bylaws previously provided that the number of directors of the Company shall not be less than two and not more than six.

The foregoing description is qualified in its entirety by the Bylaws, set forth as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of the Company was held on October 8, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, each as described in the Company’s Definitive Proxy Statement, filed on Schedule 14A on August 28, 2020 (the “Proxy Statement”): (i) election of seven directors to serve until the Company’s 2021 Annual Meeting of Stockholders; (ii) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (iii) approval of the Company’s 2020 Long Term Incentive Plan.

The Company had 5,780,533 shares of common stock issued and outstanding at the close of business on August 18, 2020, the record date for eligibility to vote at the Annual Meeting, and there were present (in person or represented by valid proxy) a total of 3,158,463 shares of common stock. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved, and all director nominees were elected.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon at the Annual Meeting are set forth below:

(i) Election of Seven Directors.

Name	Votes For	Votes Withheld
Robert J. Bitterman	389,285	62,713
Geert Cauwenbergh, Dr. Med. Sc.	386,854	65,144
Gerrit Dispersyn, Dr. Med. Sc.	397,465	54,533
H. Paul Dorman	389,477	62,521
Robert L. Ferrara	394,550	57,448
Jonathan E. Freeman, Ph.D.	390,635	61,363
Curtis A. Lockshin, Ph.D.	397,634	54,364

There were 2,706,465 broker non-votes regarding the election of directors.

(ii) Ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Stockholders of the Company ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The results of the voting on this proposal were: 3,015,121 votes for, 131,699 votes against and 11,643 votes abstained. There were no broker non-votes regarding this proposal.

(iii) Approval of the Company’s 2020 Long Term Incentive Plan.

Stockholders of the Company approved the Company’s 2020 Long Term Incentive Plan. The results of the voting on this proposal were: 250,337 votes for, 99,736 votes against and 101,925 votes abstained. There were 2,706,465 broker non-votes regarding this proposal.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Phio Pharmaceuticals Corp., effective October 8, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: October 13, 2020	By:	/s/ Gerrit Dispersyn
Gerrit Dispersyn President and Chief Executive Officer

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